UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): May 10, 2011

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of Boston Scientific Corporation 2011 Long-Term Incentive Plan

At the Annual Meeting of Stockholders (“Annual Meeting”) of Boston Scientific Corporation (the “Company”) held on May 10, 2011, the Company's stockholders approved the Company's 2011 Long-Term Incentive Plan (the “2011 Plan”), which plan will be effective as of June 1, 2011. The Company's Board of Directors (the “Board”) had previously adopted and approved the 2011 Plan on March 1, 2011, subject to stockholder approval. Terms of the 2011 Plan are described in the Company's 2011 Proxy Statement (the “2011 Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2011, which description is incorporated herein by reference and is qualified in its entirety by reference to the 2011 Plan. The 2011 Plan is filed as Exhibit 10.1 and is incorporated herein by reference.

Approval of Amendment and Restatement of Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan

At the Annual Meeting, the Company's stockholders also approved the amendment and restatement of the Company's 2006 Global Employee Stock Ownership Plan (the “GESOP”), which plan will be effective as of July 1, 2011. The Board had previously adopted and approved the amended and restated GESOP on March 1, 2011, subject to stockholder approval. Terms of the amended and restated GESOP are described in the 2011 Proxy Statement, which description is incorporated herein by reference and is qualified in its entirety by reference to the amended and restated GESOP. The amended and restated GESOP is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    As described in Item 5.02 above, the Company held its Annual Meeting on May 10, 2011 in Boston, Massachusetts.

(b)    The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)	Election of Directors:

Director	For	Withheld	Broker Non-Votes
Katharine T. Bartlett	1,136,701,000	95,079,198	99,587,670
Bruce L. Byrnes	1,216,781,778	14,998,420	99,587,670
Nelda J. Connors	1,217,052,025	14,728,173	99,587,670
J. Raymond Elliott	1,216,308,669	15,471,529	99,587,670
Kristina M. Johnson	1,155,068,675	76,711,523	99,587,670
Ernest Mario	1,129,074,670	102,705,528	99,587,670
N.J. Nicholas, Jr.	1,169,303,183	62,477,015	99,587,670
Pete M. Nicholas	1,166,126,481	65,653,717	99,587,670
Uwe E. Reinhardt	1,214,478,493	17,301,705	99,587,670
John E. Sununu	1,216,212,553	15,567,645	99,587,670

Accordingly, all of the Company's nominees were elected.

(2)    Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
1,144,647,455	82,186,761	4,945,982	99,587,670

Accordingly, the proposal was approved on an advisory basis.

(3)    Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non‑Votes
1,147,081,436	842,868	79,177,856	4,678,038	99,587,670

Accordingly, the frequency of one year received the most votes from stockholders on an advisory basis.

(4)    Approval of the Company's 2011 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
816,016,752	414,942,806	820,640	99,587,670

Accordingly, the proposal was approved.

(5)    Approval of the amendment and restatement of the Company's 2006 Global Employee Stock Ownership Plan:

For	Against	Abstain	Broker Non-Votes
1,220,037,721	11,101,720	640,757	99,587,670

Accordingly, the proposal was approved.

(6)    Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2011:

For	Against	Abstain
1,322,166,027	8,253,389	948,452

Accordingly, the proposal was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits (# compensatory plans or arrangements)

Exhibit No.	Description of Exhibit
10.1	Boston Scientific Corporation 2011 Long-Term Incentive Plan Effective as of June 1, 2011. #
10.2	Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan, Amended and Restated Effective as of July 1, 2011. #

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: May 13, 2011	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

Exhibit No.	Description of Exhibit
10.1	Boston Scientific Corporation 2011 Long-Term Incentive Plan Effective as of June 1, 2011.
10.2	Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan, Amended and Restated Effective as of July 1, 2011.